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Exhibit 99.1

eUniverse Finalizes Shareholder Approved Domestication in Delaware

Company to benefit from move to more favorable corporate environment

        Los Angeles, CA—January 9, 2002—eUniverse (Nasdaq: EUNI), the leading interactive entertainment network, today announced that the company has changed its state of incorporation from Nevada to Delaware by merging into a newly formed Delaware corporation, eUniverse, Inc. ("EUI-DE"), a transaction that was approved at eUniverse's annual shareholder meeting on October 23, 2002. EUI-DE will continue to operate the business under the name eUniverse, Inc. and will continue to be traded on the Nasdaq Small Cap Market without interruption under the symbol "EUNI." The reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company.

        "Delaware has a longstanding policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that have made Delaware a popular domicile for major corporations," said Chris Lipp, senior vice president and general counsel for eUniverse. "With 51 percent of all US companies incorporated in Delaware, this transition represents another milestone in the evolution and progress of eUniverse as a company."

        For more information regarding the transaction, please refer to item two in eUniverse's proxy filed with the SEC on October 10, 2002.

About eUniverse

        eUniverse, Inc. (www.euniverse.com) is the leading interactive entertainment network. Focusing on diversionary entertainment, the network is consistently ranked as a top 15 weekly Internet property according to Nielsen//NetRatings. The eUniverse network includes Flowgo (www.flowgo.com), the largest entertainment Web site according to Nielsen//NetRatings; edgy content site Madblast (www.madblast.com); dating site Cupid Junction (www.cupidjunction.com); and one of the largest e-mail newsletter networks, delivering entertaining and informative content to more than 50 million opt-in subscribers with such titles as Infobeat, IntelligentX and GossipFlash.

Safe Harbor Statement

        Information contained in this press release contains "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "should," or "anticipates": or the negative thereof. Such statements are subject to certain risks, uncertainties and assumptions about our business. No assurances can be given that the future results covered by such forward- looking statements will be achieved. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Company's public filings with the Securities and Exchange Commission and also may include risks or uncertainties associated with, among others: the slower spending environment for advertising sales; the actual increases in demand by customers for eUniverse's products and services; changes in governmental or Internet Service Provider regulations and policies affecting commercial electronic communications; general economic conditions; risks related to the integration of acquisitions; the ability to locate and retain qualified personnel; and the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward- looking statements.

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  Exhibit 99.1
eUniverse Finalizes Shareholder Approved Domestication in Delaware Company to benefit from move to more favorable corporate environment